Exhibit 99.1

Exactus To Attend 15th Annual PDS Super Conference
Largest Gathering of Independent Pharmacy Owners in US

GLEN ALLEN, VA / ACCESSWIRE / February 20, 2019 / Exactus Inc. (OTCQB: EXDI), a healthcare company pursuing opportunities in Hemp derived, Cannabidiol (CBD) products and point of care diagnostics, announced the Company will attend the 15th Annual PDS Super Conference in Orlando Florida. The conference is being held February 21st-23rd.

Pharmacy Development Services (PDS) was founded over two decades ago with the stated objective to improve the independent pharmacy industry through innovation and technology, and to help pharmacy owners achieve greater profitability.

Philip Young, CEO of Exactus said, “The 15th Annual PDS Super Conference is the perfect venue for Exactus to introduce itself to an expansive group of decision makers as we look to build out our healthcare practitioner distribution network. PDS allows us to interact with over 2,000 of the smartest pharmacies in the nation and the best experts in business.”

For information about our products and availability please call 804-205-5036 or email, ir@exactusinc.com.

About Exactus:
Exactus, Inc., is a healthcare company pursuing opportunities in two distinct business segments, Hemp derived, Cannabidiol, which is more commonly referred to as CBD. Industrial hemp is a type of cannabis, defined by the federal government as having THC (tetrahydrocannabinol) content of 0.3 percent or less. That amount has not been shown to make a person feel "high." THC is the psychoactive compound found in cannabis. The company is also developing point of care diagnostics. For more information about Exactus: www.exactusinc.com.

Investor Notice
Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission (the "SEC") on April 2, 2018 and under the heading “Risk Factors” in our Current Report on Form 8-K filed with the SEC on January 14, 2019, and in other periodic and current reports we file with the SEC.  If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.

Safe Harbor - Forward Looking Statements
The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic and current filings with the SEC, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this press release.

For more information:

Company Contact:

Andrew Johnson
509.999.9696
ir@exactusinc.com